EXHIBIT 3.9

                            CERTIFICATE OF AMENDMENT

                                  JULY 25, 1994

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                             CORPORATE ACCESS NUMBER
                                                                        20560582


                                     Alberta
                            BUSINESS CORPORATIONS ACT




                                   CERTIFICATE

                                       OF

                                    AMENDMENT

LEADER MINING INTERNATIONAL INC.

AMENDED ITS ARTICLES ON JULY 25,1994.



                                                    /s/_________________________
                                                       Registrar of Corporations

CCA-06-102 (Rev. 04/94)